                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|     Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive proxy statement
|_|     Definitive additional materials
|_|     Soliciting material pursuant to Section 240.14a-12


                        GREATER ATLANTIC FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
              N/A
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              N/A
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
              N/A
--------------------------------------------------------------------------------
(5)  Total fee paid:
              N/A
--------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
              N/A
--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:
              N/A
--------------------------------------------------------------------------------
(3)   Filing Party:
              N/A
--------------------------------------------------------------------------------
(4)   Date Filed:
              N/A
--------------------------------------------------------------------------------

                        GREATER ATLANTIC FINANCIAL CORP.
                            10700 PARKRIDGE BOULEVARD
                             RESTON, VIRGINIA 20191
                                 (703) 391-1300


                                                               February 22, 2006


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") to be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, on Wednesday, March 29, 2006, at 10:00 a.m., Eastern Standard Time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of BDO Seidman, LLP, the Company's independent auditors, will be present to respond to appropriate questions from shareholders.

         Detailed information concerning the financial condition of the Company and the results of operations for the fiscal year ended September 30, 2005, is contained in the 2005 Annual Report to Stockholders which accompanies the Proxy Statement.

         We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                           Sincerely,

                                           /s/ Carroll E. Amos

                                           Carroll E. Amos
                                           President and Chief Executive Officer

                        GREATER ATLANTIC FINANCIAL CORP.
                      10700 PARKRIDGE BOULEVARD, SUITE P50
                             RESTON, VIRGINIA 20191

                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 29, 2006

                   -------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") will be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, on Wednesday, March 29, 2006, at 10:00 a.m. Eastern Standard Time.

         A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

         1.   The election of two directors for terms of three years, each.
         2. The ratification of the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending September 30, 2006, and
         3. To transact such other business, including consideration of stockholder proposals, as may properly come before the meeting and any adjournment thereof.

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed February 8, 2006, as the voting record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Company may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Edward C. Allen

                                          Edward C. Allen
                                          Secretary
Reston, Virginia
February 22, 2006

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        GREATER ATLANTIC FINANCIAL CORP.
                      10700 PARKRIDGE BOULEVARD, SUITE P50
                             RESTON, VIRGINIA 20191
                                 (703) 391-1300

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 29, 2006

SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to stockholders of Greater Atlantic Financial Corp. (the "Company") by the Board of Directors in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, March 29, 2006, at 10:00 a.m., Eastern Standard Time, at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, and at any adjournments thereof. The 2005 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended September 30, 2005, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about February 22, 2006.

         Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREON. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting. The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone, or telegraph by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES AND RECORD DATE

         The securities, which may be voted at this Annual Meeting, consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

         The close of business on February 8, 2006, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date was 3,020,934.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         As to other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may, (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, other matters will be determined by a majority of the votes cast affirmatively or negatively, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter unless otherwise required by law.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board, who will not be a director of the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act").

         The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of February 22, 2006.

                                                                 Amount and Nature of
                                   Name and Address                   Beneficial               Percent
     Title of Class               of Beneficial Owner                 Ownership                of Class
------------------------- ------------------------------------ -------------------------- -------------------
      Common Stock        Charles W. Calomiris
                          251 Fox Meadow Road
                          Scarsdale, New York 10583              176,807 shares(1)(2)            5.85%

      Common Stock        Robert I. Schattner, DDS
                          121 Congressional Lane
                          Rockville, MD 20852                    432,328 shares(1)(3)           14.31%

      Common Stock        The Ochsman Children Trust
                          1650 Tysons Boulevard
                          McLean, VA 22102                       238,597 shares(1)(4)            7.90%

      Common Stock        George W. Calomiris
                          4848 Upton Street, N.W.
                          Washington, DC  20016                    199,715 shares(5)             6.41%

      Common Stock        Jenifer Calomiris
                          4919 Upton Street, N.W.
                          Washington, D.C. 20016                   190,438 shares(6)             6.12%

      Common Stock        Katherine Calomiris Tompros
                          5100 Van Ness Street, N.W.
                          Washington, D.C. 20016                   190,638 shares(7)             6.13%

------------------
(1) Does not include presently exercisable warrants to purchase 9,166, 20,000 and 13,334 shares held, respectively, by Charles W. Calomiris, Dr. Schattner, and The Ochsman Children Trust under the Greater Atlantic Financial Corp. 1997 Stock Option Plan, or shares of preferred securities presently convertible into 114,841, 330,099 and 69,545 shares of common stock held, respectively, by Charles W. Calomiris Dr. Schattner and the Ochsman Children Trust.
(2)    The information furnished is derived from a Schedule 13D filed by Charles
       W. Calomiris on July 25, 2003, and a Form 4 filed on July 24, 2003.
(3) The information furnished is derived from a Schedule 13D and a Form 4 filed by Robert I Schattner filed on September 6, 2005.
(4) The information furnished is derived from a Schedule 13D filed by The Ochsman Children Trust on April 9, 2002.
(5) Includes presently exercisable warrants to purchase 9,167 shares and shares of preferred securities presently convertible into 85,754 shares of common stock held by George W. Calomiris. The information furnished is derived from a Schedule 13D filed by George Calomiris on December 7, 2004.
(6) Includes presently exercisable warrants to purchase 9,167 shares and shares of preferred securities presently convertible into 79,747 shares of common stock held by Jenifer Calomiris. The information furnished is derived from a Schedule 13D filed by Jenifer Calomiris on March 21, 2003.
(7) Includes presently exercisable warrants to purchase 9,167 shares and shares of preferred securities presently convertible into 79,747 shares of common stock held by Katherine Calomiris Tompros. The information furnished is derived from a Schedule 13D filed by Katherine Calomiris Tompros on March 21, 2003.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1.  ELECTION OF DIRECTORS

         The Board of Directors currently consists of seven directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also serves on the Board of Directors of Greater Atlantic Bank (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

         The names of the two nominees for election to the Board of Directors are set forth below, along with certain other information concerning those individuals and the other members of the Board as of February 8, 2006. Management believes that each nominee will stand for election and will serve as a director if elected. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of another person recommended by the Board of Directors. UNLESS AUTHORITY TO VOTE FOR A DIRECTOR IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth, as of February 8, 2006, the names of the nominees, the continuing directors, and the executive officers of the Company as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Company and the year in which his term as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of the Record Date by each director and all directors and executive officers as a group as of the Record Date.


                                                                       Expiration       Shares of        Ownership as
 Name and Principal                                                        of          Common Stock           a
 Occupation at Present                                    Director      Term as        Beneficially       Percent of
 and for Past Five Years                         Age      Since(1)      Director         Owned(1)            Class
---------------------------------------------  --------  -----------  ------------   -----------------   --------------
 NOMINEES:
   Paul J. Cinquegrana is a Principal of          64       1997           2006           52,134(2)            1.73%
   Washington Securities Corporation, a
   stock and bond brokerage firm.

   Jeffrey W. Ochsman is an attorney and          53       1999           2006              500                  *
   partner of the law firm of Friedlander,
   Misler, Sloan, Kletzkin & Ochsman, PLLC.

 CONTINUING DIRECTORS:
   Jeffrey M. Gitelman, D.D.S., is an Oral        61       1997           2007           84,913(2)            2.81%
   Surgeon and the owner of Jeffrey M.
   Gitelman - D.D.S., P.C.

   Sidney M. Bresler is a Director and Chief      51       2003           2007              500                  *
   Executive Officer of Bresler & Reiner,
   Inc. engaged in residential land
   development and construction and rental
   property ownership and management.

   Charles W. Calomiris, Chairman of the          48       2001           2005          176,807(2)(3)         5.85%
   Board of the Company, is the Henry Kaufman
   Professor of Finance and Economics at the
   Columbia University Graduate School of
   Business.

   Carroll E. Amos, President and Chief           58       1997           2005           44,060(4)            1.46%
   Executive Officer of the Company, is a
   private investor who until 1996 served as
   President and Chief Executive Officer of
   1st Washington Bancorp and Washington
   Federal Savings Bank.

   James B. Vito is Managing General              80       1998           2005           79,042(2)            2.62%
   Partner, James Properties, engaged in the
   sale and management of property.




 Name and Principal                                                          Shares of
 Occupation at Present                                                      Common Stock           Ownership as A
 and for Past Five Years                                     Age        Beneficially Owned(1)     Percent of Class
----------------------------------------------------      ---------   ------------------------   ------------------
 EXECUTIVE OFFICERS
 WHO ARE NOT DIRECTORS:
    David E. Ritter joined the Bank and the                  56                 300(4)                   *
    Company as a Senior Vice President and Chief
    Financial Officer in 1998.

    Edward C. Allen joined the Bank as Senior Vice           58                 550(4)
    President and Chief Financial Officer in mid
    1996 and became Chief Operating Officer in
    1997 and became Corporate Secretary of the
    Company in 2005.

 All directors and executive officers as a group
 (nine persons)                                                             438,806                     14.51%

-------------------------------------
(1) Each person effectively exercises sole voting or dispositive power as to shares reported.
(2) Does not include presently exercisable warrants to purchase 9,166, 3,334, 3,334, and 2,000 shares, respectively, held by Messrs. Calomiris, Gitelman, Cinquegrana, and Vito under the Greater Atlantic Financial Corp. 1997 Stock Option Plan, or shares of preferred securities presently convertible into 114,841, 34,970, 33,500, 17,387, and 6,431 shares of common stock held, respectively, by Messrs. Calomiris, Vito, Cinquegrana, Gitelman and Amos.
(3) Includes 128,727 shares held directly, 10,000 shares held by his spouse and 38,080 shares held as custodian for minor children.
(4) Does not include presently exercisable options to purchase 75,000 shares granted to Mr. Amos or 18,000 granted to Mr. Ritter and Mr. Allen under the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan.
*    Does not exceed 1.0% of the Company's Common Stock.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF THE COMPANY

         The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 2005. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 2005.

         The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         The Executive Committee consists of Messrs. Calomiris, Cinquegrana and Amos. The purpose of this Committee is to review matters pertaining to day-to-day operations, including the review of operational policies and procedures and to consider loan applications. This Committee meets monthly. This Committee met 19 times during fiscal 2005.

         The Board of Directors of the Company has an Audit Committee, currently consisting of four outside Directors of the Company, Messrs. Ochsman (Chairman), Cinquegrana, and Vito, each of whom qualifies as an independent director. This Committee is responsible for selecting, evaluating and engaging the independent accountants, ad\ministering the engagement of the independent auditors and otherwise assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, auditing functions, internal controls, reporting practices and the quality and integrity of the financial reports of the Company. No current member of the Audit Committee qualifies as an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission. The Company is currently seeking an additional director who will qualify as an "audit committee financial expert," but has not found a qualified candidate who is willing to serve in that capacity. For further information, please see the Report of the Audit Committee, INFRA. This Committee held 5 meetings in fiscal 2005.

         Prior to 2005, the Company did not have a separately designated standing Nominating Committee. Prior to the 2005 Annual Meeting, the Board of Directors established a Nominating/ Corporate Governance Committee and adopted a Charter for that Committee. A copy of the Charter of the Nominating/ Corporate Governance Committee was attached as Appendix A to the proxy statement for the 2005 Annual Meeting of Stockholders. For 2006, the Nominating/ Corporate Governance Committee is composed of the three independent directors, Messrs. Bresler, Gitelman and Vito, who are not nominees. While the Nominating/ Corporate Governance Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders should be submitted to the Secretary of the Company and must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on January 4, 2006.

         The Company maintains a standing Compensation Committee which is responsible for Executive Compensation and, in 2005, consisted of Directors Ochsman, Vito and Gitelman. The Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees. The Compensation Committee did not meet during 2005.

DIRECTORS' COMPENSATION

         FEES. Since the formation of the Company, the executive officers, directors and other personnel have been compensated for services by the Bank and have not received additional remuneration from the Company. Beginning on October 1, 1998, the Chairman was made a salaried officer of the Bank and the Company and in those capacities received compensation at the rate of $3,000 per month. Since January 1, 2003, each outside directors of the Bank has received $750 for each Board meeting and $350 for each committee meeting attended.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the cash compensation paid by the company for services rendered in all capacities during the fiscal years ended September 30, 2005, 2004 and 2003, to the Chief Executive Officer, and for each of the other executive officers of the company who received salary and bonus in excess of $100,000 (collectively, the "Named Executive Officers").

                                                                                        Securities
                                            Fiscal                                      Underlying
     Name and Principal Position              Year         Salary          Bonus          Options
     -----------------------------------    ---------    ------------    ----------    --------------
     Carroll E. Amos,                         2005       $182,000           $ -           75,000
       President and Chief                    2004       $182,000           $ -           75,000
       Executive Officer                      2003       $177,850           $ -           65,000

     Edward C. Allen                          2005       $103,800           $ -           18,000
       Senior Vice President and              2004       $100,300           $ -           18,000
       Chief Operating Officer


         For 2005, 2004 and 2003, there were no (a) perquisites over the lesser of $50,000 or 10% of the Chief Executive Officer's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.


         1997 INCENTIVE STOCK OPTION AND WARRANT PLAN. Under the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan (the "Option Plan"), which was ratified by shareholders in 1997 and amended in 2000 and 2002, options are granted to employees at the discretion of a committee comprised of disinterested directors who administer the plan.

         OPTIONS GRANTED IN LAST FISCAL YEAR. THERE WERE NO OPTIONS GRANTED TO THE CHIEF EXECUTIVE OFFICER IN FISCAL YEAR 2005.

         AGGREGATED OPTION EXERCISE/VALUE TABLE. The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the Chief Executive Officer as of September 30, 2005. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the Common Stock as of the end of the fiscal year on September 30, 2005. At the Record Date, options for 75,000 shares of Common Stock were exercisable by Mr. Amos.

                                                                   Fiscal Year-End Options/SAR Values
                                                  --------------------------------------------------------------
                                                     Number of Securities
                                                    Underlying Unexercised
                                                    Options at Fiscal Year     Value of Unexercised In-the-
                          Shares           Value           End (#)             Money Options at Fiscal Year
                        Acquired on      Realized       Exercisable/                     End ($)(1)
       Name             Exercise (#)        ($)        Unexercisable             Exercisable/Unexercisable
--------------------   -------------    ----------   ------------------     ----------------------------------
 Carroll E. Amos            0                0             75,000                        $11,266

(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2005, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

         EMPLOYMENT AGREEMENT. The Company has entered into an employment agreement with Mr. Carroll E. Amos. The Employment Agreement is intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The success of the Bank and the Company depends to a significant degree on the skills and competence of its executive officers, particularly the Chief Executive Officer.

         The Employment Agreement provides for a three-year term for Mr. Amos and provides that commencing on the first anniversary date and continuing each anniversary date thereafter the board of directors may extend the Employment Agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the board of directors after conducting a performance evaluation of Mr. Amos. The Employment Agreement provides that Mr. Amos's base salary will be reviewed annually. The base salary provided for in the Employment Agreement for Mr. Amos was increased to $165,400 at the fourth anniversary date and to $182,000 on January 1, 2003. In addition to the base salary, the Employment Agreement provides for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly situated executive personnel.

         The Employment Agreement provides for termination by the Bank for cause (as defined in the Employment Agreement) at any time. In the event the Bank chooses to terminate Mr. Amos's employment for reasons other than for cause or, in the event of Mr. Amos's resignation from the Bank upon: (i) failure to re-elect Mr. Amos to his current office; (ii) a material change in Mr. Amos's functions, duties or responsibilities; (iii) a relocation of Mr. Amos's principal place of employment by more than 30 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the Employment Agreement by the Bank, Mr. Amos or, in the event of death, Mr. Amos's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to Mr. Amos during the remaining term of the Employment Agreement. The Bank would also continue and pay for Mr. Amos's life, health and disability coverage for the remaining term of the Employment Agreement. Upon any termination of Mr. Amos's employment, Mr. Amos is subject to a covenant not to compete with the Bank for one year.

         Under the Employment Agreement, if involuntary termination or voluntary termination follows a change in control of the Bank or the Company, Mr. Amos or, in the event of his death, his beneficiary, would receive a severance payment generally equal to the greater of: (i) the payments due for the remaining terms of the agreement, including the value of stock-based incentives previously awarded to Mr. Amos; or (ii) three times the average of the three preceding taxable years' annual compensation. The Bank would also continue Mr. Amos's life, health, and disability coverage for thirty-six months. In the event of a change in control of the Bank, the total amount of payment due under the Employment Agreement, based solely on the base salary paid to Mr. Amos, and excluding any benefits under any employee benefit plan which may otherwise become payable, would equal approximately $546,000.

         All reasonable costs and legal fees paid or incurred by Mr. Amos pursuant to any dispute or question of interpretation relating to the Employment Agreement is to be paid by the Bank, if he is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreement also provides that the Bank will indemnify Mr. Amos to the fullest extent allowable under federal law.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is responsible for selecting, evaluating and engaging the independent accountants, administering the engagement of the independent auditors and otherwise assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee reviews the independence of the auditors and their annual audit. As presently constituted, the Audit Committee is comprised of four directors, each of whom is independent under NASDAQ's current listing standards. In addition, each member of the Audit Committee meets the requirements for independence contained in Regulation 240.10A-3 of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, which was amended in 2003. A copy of the Amended Charter of the Audit Committee was attached as Appendix A to the proxy statement for the 2004 Annual Meeting of Stockholders.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of that process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2005, for filing with the Securities and Exchange Commission.

                          Jeffrey W. Ochsman, Chairman
                               Paul J. Cinquegrana
                                  James B. Vito

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee has established a policy to require the Audit Committee's pre-approval before the independent auditor is engaged to render any audit or non-audit service to the Company.

COMPLAINTS

         The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Persons seeking to utilize those procedures or to comment on such matters should telephone 1-866-384-4277.

TRANSACTIONS WITH RELATED PERSONS

         Federal regulations require that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

         The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of September 30, 2005, one of the Bank's directors had loans with the bank which had outstanding balances totaling $113,000. Such loans were made by the bank in the ordinary course of business, with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features.

         The Company's policy is that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq (U.S. Stock) Index and a peer group of the Nasdaq Bank Index. Total return assumes the reinvestment of all dividends.


                     [STOCK PERFORMANCE GRAPH APPEARS HERE]


                                                                     PERIOD ENDING
                                           ----------------------------------------------------------------
INDEX                                      09/30/00   09/30/01   09/30/02    09/30/03   09/30/04   09/30/05
-----------------------------------------  --------   --------   --------    --------   --------   --------

Greater Atlantic Financial Corp.             100.00     196.36     222.04      289.09     228.00     192.73
NASDAQ Composite                             100.00      40.92      32.12       49.20      52.50      59.95
SNL All Bank & Thrift Index                  100.00      98.85      94.03      120.84     141.09     143.85
SNL NASDAQ Thrift Index                      100.00     138.50     171.41      243.40     291.29     303.87


COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filing requirements applicable to its executive officers, directors and 10% stockholder were met during 2005.

                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's financial statements as of September 30, 2005 were audited by BDO Seidman, LLP.

         Upon the recommendation of the Audit Committee, the Company's Board of Directors has reappointed BDO Seidman, LLP to continue as independent auditors for the Bank and the Company for the fiscal year ending September 30, 2006 subject to ratification of such appointment by the stockholders.

         A representative of BDO Seidman, LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         The Board of Directors recommends a vote "FOR" ratification of the appointment of BDO Seidman, LLP as the independent auditors of the Company.

             PROPOSAL 3. STOCKHOLDER PROPOSAL TO SEEK AND INSTRUCT A
                          PROACTIVE INVESTMENT BANKER

         Charles Dean, who maintains an office at 1608 Spring Hill Road, Suite 420, Vienna, Virginia, owner of 17,000 shares of the Company's common stock, has proposed the adoption of the following stockholder proposal and has furnished the following statement in support of his proposal:

         RESOLVED: The shareholders hereby instruct the Board of Directors to seek a proactive investment banker and instruct the investment bank to maximize shareholder value via a merger or sale of the Company.

         I make this proposal in conformance with the technical requirements of the Bylaws and applicable regulations of the Securities and Exchange Commission as the record owner and beneficial owner of at least $2,000 in market value of the common stock. I believe the shareholders have been poorly served by the Board's failures to adequately lead the bank and be stewards on behalf of the public shareholders. The Bank has been plagued by poor performance, lack of a cohesive branch system and faces difficulties in retaining and attractive high talent banking professionals. The bank is now stuck with a high operating cost structure, no ability to effectively advertise, no brand identity and has demonstrated no strategy to overcome these operational and structural impediments to achieving competitive corporate earning and growth. Unfortunately the Bank has not acted to raise additional capital to expand the branch network or expand the board to include additional community leaders.

         The only prospect for the common stock holders to attain a reasonable return for their investment and years of patience is for the Board to act to merger or sell the Company.

BOARD OF DIRECTORS' RECOMMENDATION

         The Board of Directors recommends a vote "AGAINST" the Shareholder Proposal.

                             ADDITIONAL INFORMATION
STOCKHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following the fiscal year ending September 30, 2006, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than September 28, 2006. Any shareholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, including nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety
(90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

STOCKHOLDER COMMUNICATION

         The Company has developed the following procedure for stockholders to send communications to the board of directors or to individual members of the Board. All communications from stockholders should be sent to Greater Atlantic Financial Corp., 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191.

         Communications regarding financial or accounting policies should be made to the attention of Jeffrey W. Ochsman, Chairman of the Audit Committee. Other communications to the Board of Directors should be made to the attention of Edward C. Allen, Corporate Secretary of the Company. Communications to individual members of the Board should also be sent directly to the individual director at the Company's address.

         All communications sent to the Chairman of the Audit Committee and those sent to an individual director will go directly to such individuals and will not be screened or reviewed by Company or Bank personnel. Any communication sent to the Board to the attention of Mr. Allen will be reviewed by her to ensure that the communication relates to the business of the Company before being reviewed by the Board of Directors.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

CODE OF ETHICS AND BUSINESS CONDUCT

         The Company has adopted a Code of Ethics and Business Conduct applicable to all employees, officers and directors of the Company and its subsidiaries. A copy of the Code of Ethics and Business Conduct will be furnished without charge to stockholders of record upon written request to Greater Atlantic Financial Corp., Mr. Edward C. Allen, Corporate Secretary, 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191.

                              INDEPENDENT AUDITORS

         The independent public accounting firm of BDO Seidman, LLP acted as the independent auditors of the Company and the Bank for 2005. A representative of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

AUDIT FEES

         BDO Seidman, LLP billed the Company aggregate fees of $185,705 for professional services rendered for the audit of the Company's annual consolidated financial statements and for the reviews of the condensed consolidated financial statements included in the Company's Forms 10-Q for the fiscal year ended September 30, 2005.

AUDIT-RELATED FEES

         BDO Seidman, LLP did not provide any such services to the Company for the fiscal year ended September 30, 2005.

TAX FEES

         BDO Seidman billed the Company $19,850 for tax services for the fiscal year ended September 30, 2005.

AUDIT COMMITTEE DETERMINATION

         The Audit Committee of the Board of Directors has considered and determined that the independent auditors did not provide other non-audit services to the Company, which would be incompatible with maintaining the auditor's independence.

         A copy of the Form 10-K (without exhibits) for the year ended September 30, 2005, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to Greater Atlantic Financial Corp., Mr. Edward C. Allen, Corporate Secretary, 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191.

                                    By Order of the Board of Directors

                                    /s/ Edward C. Allen

                                    Edward C. Allen
                                    Corporate Secretary
Reston, Virginia
February 22, 2006

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.











                                                           REVOCABLE PROXY
                                                  GREATER ATLANTIC FINANCIAL CORP.
                                                   ANNUAL MEETING OF STOCKHOLDERS
                                                     March 29, 2006 - 10:00 a.m.
                                         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

       The undersigned  hereby  appoints the official proxy  committee,  consisting of each member of the Board of Greater  Atlantic
Financial Corp. (the "Company"), each with full power of substitution,  to act as attorneys and proxies for the undersigned,  and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, Mclean,  Virginia, on March 29, 2006 at 10:00 a.m., and at any
and all adjournments thereof, as follows:

       This proxy is revocable and will be voted as directed,  but if no  instructions  are specified,  this proxy will be voted FOR each of the proposals listed.  If any other business is presented at the Annual Meeting,  this proxy will be voted by those named in this proxy in their best  judgment.  At the present time,  the Board of Directors  knows of no other business to be presented at the
Annual Meeting.

                                          (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)



                                                  ANNUAL MEETING OF SHAREHOLDERS OF

                                                  GREATER ATLANTIC FINANCIAL CORP.

                                                           MARCH 29, 2006



                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.




                                           Please detach and mail in the envelope provided
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND PROPOSAL 2 AND RECOMMENDS A VOTE "AGAINST" PROPOSAL 3. PLEASE
          SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK AS SHOWN HERE /X/
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FOR   AGAINST  ABSTAIN
1.  Election of Directors:                                  2.  Proposal to Ratify the Appointment of
                                                                BDO Seidman, LLP as Independent Accountants.  /_/     /_/     /_/
                          NOMINEES:
/_/ FOR ALL NOMINEES      /_/  Paul J. Cinquegrana          3.  Stockholder Proposal to Seek and Instruct
                          /_/  Jeffrey W. Ochsman               a Proactive Investment Banker.                /_/     /_/     /_/

/_/ WITHHOLD AUTHORITY                                          The undersigned hereby acknowledges the receipt from the  Company of
    FOR ALL NOMINEES                                            a Notice of Meeting and of a Proxy Statement dated February 22, 2006 as  well as  a  copy of the Greater  Atlantic  Financial  Corp. 2005
/_/ FOR ALL NOMINEES                                            Annual Report prior to the execution of this proxy.
    EXCEPT
    (See instructions below)
                                                            STOCKHOLDER ASSISTANCE
                                                            Stockholders requiring a change of address, records or information about lost  certificates or dividend  checks should contact  Greater  Atlantic
                                                            Financial Corp.'s transfer agent:

                                                                American Stock Transfer and Trust Company
INSTRUCTIONS:  To withhold authority to vote for any            59 Maiden Lane
               individual nominee(s), mark "FOR ALL             New York, New York 10038
               EXCEPT" and fill in the circle next to
               each nominee you wish to withhold,               PLEASE BE SURE TO SIGN AND DATE THIS PROXY BELOW.
               as shown here: / /
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name (s) on the account may not be submitted via this
method.                                                                 /___/
--------------------------------------------------------------------------------

Signature of Shareholder ______________________  Date ___________   Signature of Shareholder ______________________  Date __________

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.
       When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.
